                                                                EXHIBIT (9)(n)
                                                                DRAFT - 10/05/95


                                THE PNC(R) FUND

                              AMENDED AND RESTATED
                         DISTRIBUTION AND SERVICE PLAN

                               ____________, 1995

          This Distribution and Service Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by The PNC(R) Fund, a Massachusetts business trust (the "Fund"), with respect to the various classes of shares (each, a "Class") of the portfolios of the Fund (each, a "Portfolio") listed on Appendix A hereto, as amended from time to time, subject to the terms and conditions set forth herein. The Service Fees and Shareholder Processing Fees (each as defined herein) payable pursuant to the Plan are intended to be fees payable for the administration and servicing of shareholder accounts, as more fully described in Section 2 below, and not costs which are primarily intended to result in the sale of the Fund's shares and which would require approval pursuant to the Rule.

          Section 1.  Distribution Fees

               (a) Pursuant to the Plan, the Fund may pay to (i) the Distributor of its shares, Provident Distributors, Inc., or any entity that may in the future act as a distributor for its shares (collectively, the "Distributor"), and/or (ii) PNC Mutual Fund Company or any other affiliate of PNC Bank, National Association (collectively, "PMFCo"), with respect to and at the expense of each Class of each Portfolio listed on Appendix A hereto, a fee for distribution and sales support services, as applicable, and as more fully described in Section 1(b) hereof (the "Distribution Fee"), such fee in the aggregate to be at the annual rate specified with respect to such Class of such Portfolio under the column "Distribution Fee" on Appendix A hereto.

               (b) Payments of the Distribution Fee under the Plan shall be used primarily to compensate the Distributor for distribution services and sales support services provided, and/or to PMFCo for sales support services provided, respectively, in connection with the offering and sale of shares of the applicable Class of the applicable Portfolio, and to reimburse the Distributor and/or PMFCo for related expenses incurred, including payments by the Distributor and/or PMFCo to compensate or reimburse brokers, dealers, other financial institutions or other industry professionals (collectively, "Selling Agents"), for sales support services provided and related expenses incurred by such Selling Agents. The services and expenses described in this Section 1(b) may include, but are not limited to, the following: (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and other mass media advertising, (ii) the preparation, printing and distribution of prospectuses and reports (other than prospectuses or reports used for regulatory purposes or for distribution to existing shareholders);
(iii) the preparation, printing and distribution of sales literature; (iv) expenditures for sales or distribution support services such as for telephone facilities and in- house telemarketing; (v) preparation of information, analyses and opinions with respect to marketing and promotional activities;
(vi) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor, PMFCo or Selling Agents, attributable to distribution or sales support activities, as applicable, including interest expenses and other costs associated with financing of such commissions, compensation and expenses; (vii) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor, PMFCo or Selling Agents, attributable to distribution or sales support activities, as applicable, (viii) the costs of administering the Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to distribution or sales support activities.

               (c) Payments of the Distribution Fee on behalf of a particular Portfolio must be in consideration of services rendered for or on behalf of such Portfolio. However, joint distribution or sales support financing with respect to the shares of the Portfolios (which financing may also involve other investment portfolios or companies that are affiliated persons of such a person, or affiliated persons of the Distributor or PMFCo, shall be permitted in accordance with applicable law. Payments of the Distribution Fee under
Section 1 of the Plan may be made without regard to expenses actually incurred.

               (d) The Distributor, PMFCo and other affiliates of PNC Bank, National Association and other parties that receive fees from the Fund may each make payments without limitation as to amount relating to distribution or sales support activities, as applicable, in connection with each Class of each Portfolio out of any portion of any fees other than the Distribution Fee paid by the Fund to it or its affiliate, its past profits or any other sources available to it.

          Section 2.  Service Fees and Shareholder Processing Fees

               (a) Pursuant to the Plan, the Fund shall pay to PMFCo, with respect to and at the expense of each Class of each

Portfolio listed on Appendix A hereto, (i) a fee in respect of the provision of personal services to shareholders of such Class of such Portfolio, as more fully described in Section 2(b) hereof (the "Service Fee"), such fee to be at the annual rate specified with respect to such Class of such Portfolio under the column "Service Fee" on Appendix A hereto, and (ii) a fee in respect of the provision of certain activities relating to the processing and administration of shareholder accounts in such Class of such Portfolio, as more fully described in Section 2(c) hereof (the "Shareholder Processing Fee"), such fee to be at the annual rate specified with respect to such Class of such Portfolio under the column "Shareholder Processing Fee" on Appendix A hereto. PMFCo shall determine the amount of the Service Fee and the Shareholder Processing Fee to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Service Agents") and the basis on which such payments will be made. Payments to a Service Agent will be subject to compliance by the Service Agent with the terms of any related Plan agreement entered into by the Service Agent.

               (b) Payments of the Service Fee shall be used to compensate PMFCo and Service Agents for general shareholder liaison services provided with respect to shareholders in the related Class of the related Portfolio, including, but not limited to, (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

               (c) Payments of the Shareholder Processing Fee shall be used to compensate PMFCo and Service Agents for certain services relating to the processing and administration of shareholder accounts with respect to shareholders in the related Class of the related Portfolio, which may include some or all of the following: (i) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (ii) assisting in aggregating and processing purchase, exchange and redemption transactions;
(iii) placing net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; (viii) providing periodic statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with a Service Agent; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to the shareholders; (xi) receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Fund necessary for subaccounting; (xiii) sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a shareholder may request. It is intended that none of the services provided in consideration of the Shareholder Processing Fee be of a nature so as to render the Shareholder Processing Fee a "service fee" as defined in Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

               (d) Payments of the Service Fee and the Shareholder Processing Fee under Section 2 of the Plan may be made without regard to expenses actually incurred.

          Section 3.  Calculation and Payment of Fees

          The amount of the Distribution Fee, Service Fee and Shareholder Processing Fee payable with respect to each Class of each Portfolio listed on Appendix A hereto shall be calculated daily and paid monthly, at the applicable annual rates indicated on Appendix A. The Distribution Fee, Service Fee and Shareholder Processing Fee shall be calculated and paid separately for each Class of each Portfolio.

          Section 4.  Approval of Plan

          The Plan will become effective immediately, as to any Class of any Portfolio, upon its approval by (a) a majority of the outstanding shares of such Class of such Portfolio, and (b) a majority of the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

          Section 5.  Continuance of the Plan

          The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees in the manner described in Section 4 above.

          Section 6.  Additional Classes and Portfolios

          The Plan shall become effective with respect to Classes of Portfolios not currently listed on Appendix A hereto upon obtaining the requisite approvals with respect to such Classes of Portfolios in accordance with Section 4 above.

          Section 7.  Termination

          The Plan may be terminated at any time with respect to any Class of any Portfolio without penalty at any time by (a) a vote of a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, or (b) a vote of a majority of the outstanding shares of such Class of such Portfolio. The termination of the Plan with respect to any Class of any Portfolio shall not result in the termination of the Plan with respect to any other Class of that Portfolio or any other Portfolio.

          Section 8.  Amendments

          The Plan may not be amended with respect to any Class of any Portfolio so as to increase materially the amount of the Distribution Fee described in Section 1 above with respect to such Class of such Portfolio unless the amendment is approved by a vote of at least a majority of the outstanding shares of such Class of such Portfolio. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Trustees in the manner described in Section 4 above.

          Section 9.  Selection of Certain Trustees

          While the Plan is in effect, the selection and nomination of the Fund's Trustees who are not "interested persons" of the Fund (as defined in the Act) will be committed to the discretion of the Trustees then in office who are not "interested persons" (as so defined) of the Fund.

          Section 10.  Written Reports

          While the Plan is in effect, the Fund's Board of Trustees shall receive, and the Trustees shall review, at least quarterly, written reports complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

          Section 11.  Preservation of Materials

          The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to

Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

          Section 12.  Limitation of Liability

          The names "The PNC Fund" and "Trustees of The PNC Fund" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "The PNC Fund" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

          Section 13.  Miscellaneous

          The captions in the Plan are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          IN WITNESS WHEREOF, the Fund has executed the Plan as of ____________, 1995 on behalf of each Class of each Portfolio listed on Appendix A hereto.

                              THE PNC FUND


                              By:____________________________
                                 Vice President and Treasurer

                                   APPENDIX A

                                                                                                               SHAREHOLDER
                                                 DISTRIBUTION FEE                SERVICE FEE                  PROCESSING FEE
                                                   (EXPRESSED AS                (EXPRESSED AS                 (EXPRESSED AS
                                                   A PERCENTAGE                 A PERCENTAGE                   A PERCENTAGE
                                                 OF AVERAGE DAILY             OF AVERAGE DAILY               OF AVERAGE DAILY
                                                  NET ASSETS OF                 NET ASSETS OF                  NET ASSETS OF
                                                  THE PORTFOLIO                 THE PORTFOLIO                  THE PORTFOLIO
                                                 ATTRIBUTABLE TO               ATTRIBUTABLE TO                ATTRIBUTABLE TO
NAME OF PORTFOLIO         CLASS OF SHARES      THE SPECIFIED CLASS)          THE SPECIFIED CLASS)           THE SPECIFIED CLASS)
-----------------         ---------------      --------------------          --------------------           --------------------

Small Cap Value           Institutional                0%                             0%                              0%
Equity Portfolio          Service                      0%                           .15%                            .15%
                          Investor A                 .10%                           .25%                            .15%
                          Investor B                 .75%                           .25%                            .15%
                          Investor C                 .75%                           .25%                            .15%

Small Cap Growth          Institutional                0%                             0%                              0%
Equity Portfolio          Service                      0%                           .15%                            .15%
                          Investor A                 .10%                           .25%                            .15%
                          Investor B                 .75%                           .25%                            .15%
                          Investor C                 .75%                           .25%                            .15%

Growth Equity             Institutional                0%                             0%                              0%
Portfolio                 Service                      0%                           .15%                            .15%
                          Investor A                 .10%                           .25%                            .15%
                          Investor B                 .75%                           .25%                            .15%
                          Investor C                 .75%                           .25%                            .15%

Value Equity              Institutional                0%                             0%                              0%
Portfolio                 Service                      0%                           .15%                            .15%
                          Investor A                 .10%                           .25%                            .15%
                          Investor B                 .75%                           .25%                            .15%
                          Investor C                 .75%                           .25%                            .15%

Core Equity               Institutional                0%                             0%                              0%
Portfolio                 Service                      0%                           .15%                            .15%
                          Investor A                 .10%                           .25%                            .15%
                          Investor B                 .75%                           .25%                            .15%
                          Investor C                 .75%                           .25%                            .15%

Index Equity              Institutional              ___%                           ___%                            ___%
Portfolio                 Service                    ___%                           ___%                            ___%
                          Investor A                 ___%                           ___%                            ___%
                          Investor B                 ___%                           ___%                            ___%
                          Investor C                 ___%                           ___%                            ___%

International             Institutional                0%                             0%                              0%
Equity Portfolio          Service                      0%                           .15%                            .15%
                          Investor A                 .10%                           .25%                            .15%
                          Investor B                 .75%                           .25%                            .15%
                          Investor C                 .75%                           .25%                            .15%

International             Institutional                0%                             0%                              0%
Emerging                  Service                      0%                           .15%                            .15%
Markets Portfolio         Investor A                 .10%                           .25%                            .15%
                          Investor B                 .75%                           .25%                            .15%
                          Investor C                 .75%                           .25%                            .15%


                                                                                                         SHAREHOLDER
                                                      DISTRIBUTION FEE           SERVICE FEE            PROCESSING FEE
                                                       (EXPRESSED AS            (EXPRESSED AS           (EXPRESSED AS
                                                        A PERCENTAGE             A PERCENTAGE            A PERCENTAGE
                                                      OF AVERAGE DAILY        OF AVERAGE DAILY        OF AVERAGE DAILY
                                                       NET ASSETS OF            NET ASSETS OF           NET ASSETS OF
                                                       THE PORTFOLIO            THE PORTFOLIO           THE PORTFOLIO
                                                       ATTRIBUTABLE TO         ATTRIBUTABLE TO         ATTRIBUTABLE TO
NAME OF PORTFOLIO             CLASS OF SHARES        THE SPECIFIED CLASS)     THE SPECIFIED CLASS)    THE SPECIFIED CLASS)
-----------------             ---------------        --------------------     --------------------    --------------------
Balanced                       Institutional                    0%                     0%                      0%
Portfolio                      Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Short-Term Bond                Institutional                    0%                     0%                      0%
Fund                           Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Intermediate-Term              Institutional                    0%                     0%                      0%
Bond Fund                      Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Intermediate                   Institutional                    0%                     0%                      0%
Government                     Service                          0%                   .15%                    .15%
Portfolio                      Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Government Income              Institutional                    0%                     0%                      0%
Fund                           Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Core Fixed-Income              Institutional                    0%                     0%                      0%
Fund                           Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Managed Income                 Institutional                    0%                     0%                      0%
Fund                           Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

International Fixed-           Institutional                    0%                     0%                      0%
Income Fund                    Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

                                                                                                          SHAREHOLDER
                                                        DISTRIBUTION FEE          SERVICE FEE            PROCESSING FEE
                                                         (EXPRESSED AS           (EXPRESSED AS            (EXPRESSED AS
                                                         A PERCENTAGE             A PERCENTAGE             A PERCENTAGE
                                                        OF AVERAGE DAILY        OF AVERAGE DAILY         OF AVERAGE DAILY
                                                         NET ASSETS OF            NET ASSETS OF            NET ASSETS OF
                                                         THE PORTFOLIO            THE PORTFOLIO            THE PORTFOLIO
                                                        ATTRIBUTABLE TO          ATTRIBUTABLE TO          ATTRIBUTABLE TO
NAME OF PORTFOLIO              CLASS OF SHARES        THE SPECIFIED CLASS)    THE SPECIFIED CLASS)     THE SPECIFIED CLASS)
-----------------              ---------------        --------------------    --------------------     --------------------
Tax-Free Income                Institutional                    0%                     0%                      0%
Fund                           Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Pennsylvania                   Institutional                    0%                     0%                      0%
Tax-Free                       Service                          0%                   .15%                    .15%
Income Fund                    Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

New Jersey Tax-                Institutional                    0%                     0%                      0%
Free Income Fund               Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Ohio Tax-Free                  Institutional                    0%                     0%                      0%
Income Fund                    Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Money Market                   Institutional                    0%                     0%                      0%
Portfolio                      Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Municipal Money                Institutional                    0%                     0%                      0%
Market Portfolio               Service                          0%                   .15%                    .15%
                               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Government                     Institutional                    0%                     0%                      0%
Money Market                   Service                          0%                   .15%                    .15%
Portfolio                      Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Ohio Municipal                 Institutional                    0%                     0%                      0%
Money Market                   Service                          0%                   .15%                    .15%
Portfolio                      Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

                                                                                                           SHAREHOLDER
                                                        DISTRIBUTION FEE           SERVICE FEE            PROCESSING FEE
                                                         (EXPRESSED AS            (EXPRESSED AS           (EXPRESSED AS
                                                          A PERCENTAGE            A PERCENTAGE             A PERCENTAGE
                                                        OF AVERAGE DAILY         OF AVERAGE DAILY        OF AVERAGE DAILY
                                                         NET ASSETS OF            NET ASSETS OF            NET ASSETS OF
                                                         THE PORTFOLIO            THE PORTFOLIO            THE PORTFOLIO
                                                        ATTRIBUTABLE TO          ATTRIBUTABLE TO          ATTRIBUTABLE TO
NAME OF PORTFOLIO              CLASS OF SHARES        THE SPECIFIED CLASS)     THE SPECIFIED CLASS)    THE SPECIFIED CLASS)
-----------------              ---------------        --------------------     --------------------     --------------------
Pennsylvania                   Institutional                    0%                     0%                      0%
Municipal Money                Service                          0%                   .15%                    .15%
Market Portfolio               Investor A                     .10%                   .25%                    .15%
                               Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

North Carolina                 Institutional                    0%                     0%                      0%
Municipal                      Service                          0%                   .15%                    .15%
Money Market                   Investor A                     .10%                   .25%                    .15%
Portfolio                      Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

New Jersey                     Institutional                    0%                     0%                      0%
Municipal                      Service                          0%                   .15%                    .15%
Money Market                   Investor A                     .10%                   .25%                    .15%
Portfolio                      Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Virginia                       Institutional                    0%                     0%                      0%
Municipal                      Service                          0%                   .15%                    .15%
Money Market                   Investor A                     .10%                   .25%                    .15%
Portfolio                      Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%

Multi-Sector                   Institutional                    0%                     0%                      0%
Mortgage                       Service                          0%                   .15%                    .15%
Securities                     Investor A                     .10%                   .25%                    .15%
Portfolio III                  Investor B                     .75%                   .25%                    .15%
                               Investor C                     .75%                   .25%                    .15%